EXECUTION COPY

                               ADVANCING AGREEMENT

This Advancing Agreement dated as of March 26, 2003 among U.S. Bank, National Association, as trustee of the Select Notes Trust LT 2003-1 (the "Trustee"), J.P. Morgan Securities Inc., as calculation agent (the "Calculation Agent") and JPMorgan Chase Bank, as advancing party (the "Advancing Party"). Capitalized but undefined terms used herein shall have the meanings set forth in the Base Trust Agreement ( the "Base Trust Agreement") dated as of April 2, 2002 between the Trustee and Structured Obligations Corporation, as depositor as supplemented by the Select Notes Trust LT 2003-1 Series Supplement, dated as of the date hereof between the Trustee and Structured Obligations Corporation, as trustor and calculation agent (the "Series Supplement" and together with the Base Trust Agreement, the "Trust Agreement").

     SECTION 1. Subject to the terms and conditions set forth herein, the Advancing Party agrees to make advances ("Advances") to the Trust in the amounts and on the dates (each a "Scheduled Advance Date") set forth in the Schedule of Advances attached hereto as Schedule 1 (the "Schedule of Advances).

     SECTION 2. The obligation of the Advancing Party to make Advances hereunder shall not become effective until the date on which each of the following conditions is satisfied:

          (a) the Advancing Party (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Advancing Party (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

          (b) the Advancing Party shall have received a favorable written opinion (addressed to the Advancing Party and dated the date hereof) of Dorsey & Whitney LLP, counsel for the Trustee, in form and substance satisfactory to the Advancing Party; and

          (c) the Advancing Party shall have received a copy of the executed Trust Agreement.

     SECTION 3. (a) The obligation of the Advancing Party to make an Advance is subject to the satisfaction of the following conditions:

               (i) the representations and warranties of the Trustee and the Calculation Agent set forth in this Agreement shall be true and correct on and as of the date of such Advance;


               (ii) at the time of and immediately after giving effect to such Advance no Event of Default shall have occurred and be continuing;

               (iii) the determination by the Advancing Party, in its sole discretion, that the full repayment of such Advance is recoverable from the Trustee by the Advancing Party; and

               (iv) after giving effect to such Advance, the market value of the Underlying Securities is at least 250% of the aggregate amount of all outstanding Advances;

          (b) The Advancing Party shall not be required to make any Advances in respect of Underlying Securities with respect to which a Removal Event has occurred.

          (c) The Trustee will provide written notice to the Advancing Party, the Rating Agency and the Calculation Agent of any Removal Event within two Business Days of its actual knowledge of such Removal Event.


          (d) The Trustee will provide the Advancing Party with written notice of any Event of Default within two Business Days of the occurrence thereof.

"Event of Default" means the failure of the Trustee to make any payment required by Sections 4, 7 or 11 hereof when due or a breach of the covenants contained in
Section 14.

     SECTION 4. Subject to the terms and conditions set forth herein, the Trustee, on behalf of the Trust agrees to repay the Advancing Party for Advances received by the Trust in the amounts and on the dates set forth in the Schedule of Repayments, attached hereto as Schedule 2 (the "Schedule of Repayments") and to pay the Advancing Party the amounts set forth in Section 11.

     SECTION 5. Upon the occurrence of a Pass-Through Rate Adjustment Event, the Trustee shall notify the Advancing Party and the Calculation Agent of such occurrence and the Calculation Agent shall, on or prior to the day prior to the Interest Distribution Date occurring immediately after such Pass-Through Rate Adjustment Event, recalculate the amount and date of all future Advances to be made by the Advancing Party and the amounts and dates of repayment by the Trust and shall prepare an amended Schedule of Advances and amended Schedule of Repayments, which shall, after being consented to by the Advancing Party, be delivered by the Calculation Agent to the Trustee and shall replace the prior Schedule of Advances and Schedule of Repayments. Any Schedule of Advances or Schedule of Repayments which is revised pursuant to any of the provisions hereof shall be revised in accordance with the definition of "Pass-Through Rate" attached hereto as Exhibit A.

     SECTION 6. The Trustee may not purchase additional Underlying Securities or issue any additional Certificates after the Closing Date without the prior written consent of the Advancing Party. If the Advancing Party consents to any purchase of additional Underlying Securities and issuance of additional Certificates, the Calculation Agent shall recalculate the amount and date of all future Advances to be made by the Advancing Party and the amounts and dates of repayment by the Trust and shall prepare an amended Schedule of Advances and amended Schedule of Repayments, which shall after being consented to by the Advancing Party, be delivered by the Calculation Agent to the Trustee and shall replace the prior Schedule of Advances and Schedule of Repayments.

     SECTION 7. If a Removal Event occurs with respect to any Underlying Security and such Security is sold pursuant to the provisions of Section 10 of the Series Supplement, the Trustee shall, prior to making any distributions to Certificateholders from the proceeds of such sale, pay to the Advancing Party an amount equal to the lesser of (x) the Repayment Cap and (y) the amount of the outstanding Advances made in respect of such Underlying Security in reduction of the outstanding amount of the Advances; provided, however, that if the market value of the Underlying Securities is less than 250% of the aggregate outstanding amount of the outstanding Advances, the Trustee on behalf of the Trust shall pay to the Advancing Party the lesser of (x) 100% of the proceeds from the sale of such Underlying Security and (y) the aggregate amount of outstanding Advances. If at least one bid is received for the sale of an Underlying Security and the highest bid for such sale is not equal to the amount payable to the Advancing Party with respect to such Underlying Security pursuant to this Section 7, the Advancing Party may, but shall not be obligated to, take possession of such Underlying Security and become the owner thereof, which will reduce the outstanding amount of the Advances by the amount of the highest bid on the Underlying Securities. If no such bids are received, the Advancing Party agrees to the procedures set forth in Section 10 (e) of the Series Supplement.

     "Repayment Cap" means with respect to any date of determination, the Certificate Principal Balance on the Closing Date multiplied by 0.0075.

     SECTION 8. As security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Advances made pursuant to this Agreement and compensation and interest to be paid the Advancing Party pursuant to Section 11 hereof, the Trustee hereby pledges and assigns to the Advancing Party, and grants to the Advancing Party a security interest in, all right, title, and interest, whether now owned or hereafter acquired, of the Trustee in, to, and under the Underlying Securities, Treasury Securities, and the security entitlements (as defined in the New York Uniform Commercial Code) relating thereto in respect of the securities accounts (as defined in the New York Uniform Commercial Code) where such securities are maintained, and the proceeds thereof (collectively, the "Security"). The Advancing Party shall have, in addition to all other rights and remedies with respect to the Security, all the rights and remedies of a secured party under the New York Uniform Commercial Code.

     SECTION 9. The Trustee on behalf of the Trust hereby irrevocably authorizes the Advancing Party to file any financing statements and amendments thereto as may be required or advisable in order to perfect or to continue the perfection of the security interest in the Security, including, without limitation, financing statements that describe the collateral as being of an equal, greater, or lesser scope, or with greater or lesser detail, than as set forth in the definition of "Security." The Trustee on behalf of the Trust also herby ratifies its authorization for the Advancing Party to have filed in any jurisdiction any financing statements or amendments thereto if filed prior to the date hereof. Without the prior written consent of the Advancing Party, the Trustee on behalf of the Trust will not file or authorize or permit to be filed in any jurisdiction any financing statement covering the Security.

     SECTION 10. The Advancing Party at its discretion may, whether any of the Advances be due, in its name or in the name of the Trust or Trustee or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation to do so, or release any of the Security without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Trust or Trustee. The Advancing Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security.

     SECTION 11. As compensation for the Advancing Party's commitment to make Advances hereunder, as interest owed on Advances outstanding and for costs and expenses, the Trustee on behalf of the Trust shall pay the Advancing Party 25% of the Annualized Interest on each March, June September and December Interest Distribution Date, except that on the June 2003 Interest Distribution Date, the Trustee on behalf of the Trust shall pay the Advancing Party 0.21944 multiplied by the Annualized Interest and on February 22, 2033 the Trustee on behalf of the Trust shall pay the Advancing Party 0.18611 multiplied by the Annualized Interest. If the Trust Termination Date is prior to February 22, 2033, the Advancing Party shall be paid any the unpaid portion of the Annualized Interest which has accrued to the such Trust Termination Date, as reasonably calculated by the Calculation Agent.

     SECTION 12. The Trustee hereby represents and warrants to the Advancing Party that: (a) Select Income Trust LT 2003-1 has been validly created under the laws of the State of New York; (b) the Trustee has delivered to the Advancing Party a true, complete and accurate copy of the Trust Agreement; (c) it has the legal capacity and full power and authority to execute, deliver, and perform its obligations under, and to bind the Trustee to perform its obligations under, this Agreement, and to execute and deliver any and all documents and instruments in connection therewith; (d) the Security is and will be free and clear of any lien, charge, security interest, claim or encumbrance whatsoever, except for that created by this agreement and the Trust Agreement and (e) the performance of the Trustee's obligations hereunder do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect.

     SECTION 13. The Calculation Agent hereby represents and warrants to the Advancing Party that :

          (a) Neither the performance of the Trustee's or the Calculation Agent's obligations hereunder, (i) will violate any of the terms of the Trust Agreement or the Certificates issued thereunder and (ii) will result in the creation or imposition of any lien on any asset held by the Trustee, other than as provided herein.

          (b) The performance of the Calculation Agent's obligations hereunder does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect.

          (c) The Trust is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

          (d) The Trust is in compliance with all laws, regulations and orders of any governmental authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property.

     SECTION 14. Until the termination of this Agreement pursuant to Section 18 hereof, the Trustee covenants and agrees with the Advancing Party that without the written consent of the Advancing Party (i) the Trustee will not create, incur, assume or enter into any obligations, contingent or otherwise on behalf of the Trust, except for obligations created hereunder or pursuant to the Trust Agreement and (ii) the Trustee will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by the Trustee on behalf of the Trust, except for Liens created hereunder or pursuant to the Trust Agreement.

     "Lien" means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

     SECTION 15. The Trustee will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities on behalf of the Trust. The Trustee will permit any representatives designated by the Advancing Party upon reasonable prior notice, to examine and make extracts from its books and records, all at such reasonable times and as often as reasonably requested.

     SECTION 16. The Trustee will comply with all laws, rules, regulations and orders of any governmental authority applicable to it or the property it holds on behalf of the Trust.

     SECTION 17. The proceeds of the Advances will be used only for distributions of interest to Certificateholders on Interest Distribution Dates. No part of the proceeds of any Advance will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Governors of the Federal Reserve System (the "Board"), including Regulations T, U and X of the Board.

     SECTION 18. Upon the occurrence of an Advancing Party Credit Event, the Advancing Party may be replaced by the Trustee as provided in Section 10(l) of the Series Supplement.

     SECTION 19. This Agreement shall terminate on the earlier of the date on which the principal amount of the Underlying Securities has been reduced to zero through principal distributions or otherwise and February 22, 2033.

     SECTION 20. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

               (i) if to the Trustee, to it at 100 Wall Street, Suite 1600, New York, New York 10005, Attention of Beverly Freeney (Telecopy No. (212) 509-3384);

               (ii) if to the Advancing Party, to JPMorgan Chase Bank, 270 Park Avenue, MS 841, New York, New York 10017, Attention of Karin Bleyer (Telecopy No. (212) 834-6166), with a copy to JPMorgan Chase Bank, 500 Stanton Christiana Road, Newark, Delaware 19713, Attention of Shirwyn Wilson (Telecopy No. (302) 634-1092); or

               (iii) if to the Calculation Agent, to JPMorgan Chase Bank, 270 Park Avenue, MS 841, New York, New York 10017, Attention of Karin Bleyer (Telecopy No. (212) 834-6166), with a copy to JPMorgan Chase Bank, 500 Stanton Christiana Road, Newark, Delaware 19713, Attention of Shirwyn Wilson (Telecopy No. (302) 634-1092).

     SECTION 21. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     SECTION 22. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 23. No delay on the part of the Advancing Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Advancing Party may otherwise have.

     SECTION 24. Notwithstanding any prior termination of this Agreement, each of the Trustee, the Calculation Agent and the Advancing Party agrees that it shall not, until the date which is one year and one day after the earlier of a Trust Termination Event or the Final Scheduled Distribution Date, acquiesce, petition or otherwise invoke or cause the applicable Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

     SECTION 25. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     SECTION 26. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER

PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                              U.S BANK NATIONAL ASSOCIATION, not
                                              in its  individual  capacity,  but
                                              solely as  trustee  of the  Select
                                              Notes Trust LT 2003-1



                                              By: /s/ Beverly A. Freeney
                                                 -------------------------------
                                                 Name: Beverly A. Freeney
                                                 Title: Vice President



                                              J.P. MORGAN CHASE BANK



                                              By: /s/ Mickey Bhatia
                                                 -------------------------------
                                                 Name: Mickey Bhatia
                                                 Title: Vice President



                                              J.P. MORGAN SECURITIES INC.



                                              By: /s/ Chadwick S. Parson
                                                 -------------------------------
                                                 Name:  Chadwick S. Parson
                                                 Title: Vice President

                                                                       Exhibit A

                         DEFINITION OF PASS-THROUGH RATE
                         -------------------------------

     "Pass-Through Rate" means the per annum interest rate on the Certificates applicable during the interest accrual period related to an Interest Payment Date. The Pass-Through Rate is initially equal to 6.05%, until a Pass-Through Rate Adjustment Event has occurred, in which case the Pass-Through Rate shall be recalculated by the Calculation Agent so that the adjusted Pass-Through Rate will be equal to:

     (i) (a) (1) the principal amount of the Underlying Securities after giving effect to the distribution of principal resulting from such Pass-Through Rate Adjustment Event multiplied by (2) the weighted average interest rate of the Underlying Securities after giving effect to the distribution of principal resulting from such Pass-Through Rate Adjustment Event reduced by (b) Annualized Interest and Fees plus any other annual expenses payable by the Trustee on behalf of the Trust and further reduced by (c) the sum of each Advance Repayment Shortfall (each such Advance Repayment Shortfall being first divided by (x) the number of months from the Interest

     (ii)  the  Certificate   Principal  Balance  after  giving  effect  to  the
distribution  of principal  resulting  from such  Pass-Through  Rate  Adjustment
Event.

                                                                      Schedule 1

                              SCHEDULE OF ADVANCES


                                     Accr.End                       Advanced
                                         Adj.                        Amounts
                                 ------------                     ----------
                                  26-Mar-2003                              0
                                   1-Apr-2003                              0
                                  15-Apr-2003                              0
                                   1-May-2003                              0
                                  15-May-2003                        367,451
                                   2-Jun-2003                              0
                                  16-Jun-2003                         99,948
                                   1-Jul-2003                              0
                                  15-Jul-2003                        180,632
                                   1-Aug-2003                              0
                                  15-Aug-2003                        133,438
                                   2-Sep-2003                              0
                                  15-Sep-2003                              0
                                   1-Oct-2003                              0
                                  15-Oct-2003                         97,500
                                   3-Nov-2003                              0
                                  17-Nov-2003                              0
                                   1-Dec-2003                              0
                                  15-Dec-2003                              0
                                   2-Jan-2004                              0
                                  15-Jan-2004                        117,500
                                   2-Feb-2004                              0
                                  17-Feb-2004                         95,000
                                   1-Mar-2004                              0
                                  15-Mar-2004                              0
                                   1-Apr-2004                              0
                                  15-Apr-2004                         97,500
                                   3-May-2004                              0
                                  17-May-2004                              0
                                   1-Jun-2004                              0
                                  15-Jun-2004                              0
                                   1-Jul-2004                              0
                                  15-Jul-2004                        117,500
                                   2-Aug-2004                              0
                                  16-Aug-2004                         95,000
                                   1-Sep-2004                              0
                                  15-Sep-2004                              0
                                   1-Oct-2004                              0
                                  15-Oct-2004                         97,500
                                   1-Nov-2004                              0
                                  15-Nov-2004                              0
                                   1-Dec-2004                              0
                                  15-Dec-2004                              0
                                   3-Jan-2005                              0
                                  18-Jan-2005                        117,500
                                   1-Feb-2005                              0
                                  15-Feb-2005                         95,000
                                   1-Mar-2005                              0
                                  15-Mar-2005                              0
                                   1-Apr-2005                              0
                                  15-Apr-2005                         97,500
                                   2-May-2005                              0
                                  16-May-2005                              0
                                   1-Jun-2005                              0
                                  15-Jun-2005                              0
                                   1-Jul-2005                              0
                                  15-Jul-2005                        117,500
                                   1-Aug-2005                              0
                                  15-Aug-2005                         95,000
                                   1-Sep-2005                              0
                                  15-Sep-2005                              0
                                   3-Oct-2005                              0
                                  17-Oct-2005                         97,500
                                   1-Nov-2005                              0
                                  15-Nov-2005                              0
                                   1-Dec-2005                              0
                                  15-Dec-2005                              0
                                   3-Jan-2006                              0
                                  17-Jan-2006                        117,500
                                   1-Feb-2006                              0
                                  15-Feb-2006                         95,000
                                   1-Mar-2006                              0
                                  15-Mar-2006                              0
                                   3-Apr-2006                              0
                                  17-Apr-2006                         97,500
                                   1-May-2006                              0
                                  15-May-2006                              0
                                   1-Jun-2006                              0
                                  15-Jun-2006                              0
                                   3-Jul-2006                              0
                                  17-Jul-2006                        117,500
                                   1-Aug-2006                              0
                                  15-Aug-2006                         95,000
                                   1-Sep-2006                              0
                                  15-Sep-2006                              0
                                   2-Oct-2006                              0
                                  16-Oct-2006                         97,500
                                   1-Nov-2006                              0
                                  15-Nov-2006                              0
                                   1-Dec-2006                              0
                                  15-Dec-2006                              0
                                   2-Jan-2007                              0
                                  16-Jan-2007                        117,500
                                   1-Feb-2007                              0
                                  15-Feb-2007                         95,000
                                   1-Mar-2007                              0
                                  15-Mar-2007                              0
                                   2-Apr-2007                              0
                                  16-Apr-2007                         97,500
                                   1-May-2007                              0
                                  15-May-2007                              0
                                   1-Jun-2007                              0
                                  15-Jun-2007                              0
                                   2-Jul-2007                              0
                                  16-Jul-2007                        117,500
                                   1-Aug-2007                              0
                                  15-Aug-2007                         95,000
                                   4-Sep-2007                              0
                                  17-Sep-2007                              0
                                   1-Oct-2007                              0
                                  15-Oct-2007                         97,500
                                   1-Nov-2007                              0
                                  15-Nov-2007                              0
                                   3-Dec-2007                              0
                                  17-Dec-2007                              0
                                   2-Jan-2008                              0
                                  15-Jan-2008                        117,500
                                   1-Feb-2008                              0
                                  15-Feb-2008                         95,000
                                   3-Mar-2008                              0
                                  17-Mar-2008                              0
                                   1-Apr-2008                              0
                                  15-Apr-2008                         97,500
                                   1-May-2008                              0
                                  15-May-2008                              0
                                   2-Jun-2008                              0
                                  16-Jun-2008                              0
                                   1-Jul-2008                              0
                                  15-Jul-2008                        117,500
                                   1-Aug-2008                              0
                                  15-Aug-2008                         95,000
                                   2-Sep-2008                              0
                                  15-Sep-2008                              0
                                   1-Oct-2008                              0
                                  15-Oct-2008                         97,500
                                   3-Nov-2008                              0
                                  17-Nov-2008                              0
                                   1-Dec-2008                              0
                                  15-Dec-2008                              0
                                   2-Jan-2009                              0
                                  15-Jan-2009                        117,500
                                   2-Feb-2009                              0
                                  17-Feb-2009                         95,000
                                   2-Mar-2009                              0
                                  16-Mar-2009                              0
                                   1-Apr-2009                              0
                                  15-Apr-2009                         97,500
                                   1-May-2009                              0
                                  15-May-2009                              0
                                   1-Jun-2009                              0
                                  15-Jun-2009                              0
                                   1-Jul-2009                              0
                                  15-Jul-2009                        117,500
                                   3-Aug-2009                              0
                                  17-Aug-2009                         95,000
                                   1-Sep-2009                              0
                                  15-Sep-2009                              0
                                   1-Oct-2009                              0
                                  15-Oct-2009                         97,500
                                   2-Nov-2009                              0
                                  16-Nov-2009                              0
                                   1-Dec-2009                              0
                                  15-Dec-2009                              0
                                   4-Jan-2010                              0
                                  15-Jan-2010                        117,500
                                   1-Feb-2010                              0
                                  16-Feb-2010                         95,000
                                   1-Mar-2010                              0
                                  15-Mar-2010                              0
                                   1-Apr-2010                              0
                                  15-Apr-2010                         97,500
                                   3-May-2010                              0
                                  17-May-2010                              0
                                   1-Jun-2010                              0
                                  15-Jun-2010                              0
                                   1-Jul-2010                              0
                                  15-Jul-2010                        117,500
                                   2-Aug-2010                              0
                                  16-Aug-2010                         95,000
                                   1-Sep-2010                              0
                                  15-Sep-2010                              0
                                   1-Oct-2010                              0
                                  15-Oct-2010                         97,500
                                   1-Nov-2010                              0
                                  15-Nov-2010                              0
                                   1-Dec-2010                              0
                                  15-Dec-2010                              0
                                   3-Jan-2011                              0
                                  18-Jan-2011                        117,500
                                   1-Feb-2011                              0
                                  15-Feb-2011                         95,000
                                   1-Mar-2011                              0
                                  15-Mar-2011                              0
                                   1-Apr-2011                              0
                                  15-Apr-2011                         97,500
                                   2-May-2011                              0
                                  16-May-2011                              0
                                   1-Jun-2011                              0
                                  15-Jun-2011                              0
                                   1-Jul-2011                              0
                                  15-Jul-2011                        117,500
                                   1-Aug-2011                              0
                                  15-Aug-2011                         95,000
                                   1-Sep-2011                              0
                                  15-Sep-2011                              0
                                   3-Oct-2011                              0
                                  17-Oct-2011                         97,500
                                   1-Nov-2011                              0
                                  15-Nov-2011                              0
                                   1-Dec-2011                              0
                                  15-Dec-2011                              0
                                   3-Jan-2012                              0
                                  17-Jan-2012                        117,500
                                   1-Feb-2012                              0
                                  15-Feb-2012                         95,000
                                   1-Mar-2012                              0
                                  15-Mar-2012                              0
                                   2-Apr-2012                              0
                                  16-Apr-2012                         97,500
                                   1-May-2012                              0
                                  15-May-2012                              0
                                   1-Jun-2012                              0
                                  15-Jun-2012                              0
                                   2-Jul-2012                              0
                                  16-Jul-2012                        117,500
                                   1-Aug-2012                              0
                                  15-Aug-2012                         95,000
                                   4-Sep-2012                              0
                                  17-Sep-2012                              0
                                   1-Oct-2012                              0
                                  15-Oct-2012                         97,500
                                   1-Nov-2012                              0
                                  15-Nov-2012                              0
                                   3-Dec-2012                              0
                                  17-Dec-2012                              0
                                   2-Jan-2013                              0
                                  15-Jan-2013                        117,500
                                   1-Feb-2013                              0
                                  15-Feb-2013                         95,000
                                   1-Mar-2013                              0
                                  15-Mar-2013                              0
                                   1-Apr-2013                              0
                                  15-Apr-2013                         97,500
                                   1-May-2013                              0
                                  15-May-2013                              0
                                   3-Jun-2013                              0
                                  17-Jun-2013                              0
                                   1-Jul-2013                              0
                                  15-Jul-2013                        117,500
                                   1-Aug-2013                              0
                                  15-Aug-2013                         95,000
                                   3-Sep-2013                              0
                                  16-Sep-2013                              0
                                   1-Oct-2013                              0
                                  15-Oct-2013                         97,500
                                   1-Nov-2013                              0
                                  15-Nov-2013                              0
                                   2-Dec-2013                              0
                                  16-Dec-2013                              0
                                   2-Jan-2014                              0
                                  15-Jan-2014                        117,500
                                   3-Feb-2014                              0
                                  18-Feb-2014                         95,000
                                   3-Mar-2014                              0
                                  17-Mar-2014                              0
                                   1-Apr-2014                              0
                                  15-Apr-2014                         97,500
                                   1-May-2014                              0
                                  15-May-2014                              0
                                   2-Jun-2014                              0
                                  16-Jun-2014                              0
                                   1-Jul-2014                              0
                                  15-Jul-2014                        117,500
                                   1-Aug-2014                              0
                                  15-Aug-2014                         95,000
                                   2-Sep-2014                              0
                                  15-Sep-2014                              0
                                   1-Oct-2014                              0
                                  15-Oct-2014                         97,500
                                   3-Nov-2014                              0
                                  17-Nov-2014                              0
                                   1-Dec-2014                              0
                                  15-Dec-2014                              0
                                   2-Jan-2015                              0
                                  15-Jan-2015                        117,500
                                   2-Feb-2015                              0
                                  17-Feb-2015                         95,000
                                   2-Mar-2015                              0
                                  16-Mar-2015                              0
                                   1-Apr-2015                              0
                                  15-Apr-2015                         97,500
                                   1-May-2015                              0
                                  15-May-2015                              0
                                   1-Jun-2015                              0
                                  15-Jun-2015                              0
                                   1-Jul-2015                              0
                                  15-Jul-2015                        117,500
                                   3-Aug-2015                              0
                                  17-Aug-2015                         95,000
                                   1-Sep-2015                              0
                                  15-Sep-2015                              0
                                   1-Oct-2015                              0
                                  15-Oct-2015                         97,500
                                   2-Nov-2015                              0
                                  16-Nov-2015                              0
                                   1-Dec-2015                              0
                                  15-Dec-2015                              0
                                   4-Jan-2016                              0
                                  15-Jan-2016                        117,500
                                   1-Feb-2016                              0
                                  16-Feb-2016                         95,000
                                   1-Mar-2016                              0
                                  15-Mar-2016                              0
                                   1-Apr-2016                              0
                                  15-Apr-2016                         97,500
                                   2-May-2016                              0
                                  16-May-2016                              0
                                   1-Jun-2016                              0
                                  15-Jun-2016                              0
                                   1-Jul-2016                              0
                                  15-Jul-2016                        117,500
                                   1-Aug-2016                              0
                                  15-Aug-2016                         95,000
                                   1-Sep-2016                              0
                                  15-Sep-2016                              0
                                   3-Oct-2016                              0
                                  17-Oct-2016                         97,500
                                   1-Nov-2016                              0
                                  15-Nov-2016                              0
                                   1-Dec-2016                              0
                                  15-Dec-2016                              0
                                   3-Jan-2017                              0
                                  17-Jan-2017                        117,500
                                   1-Feb-2017                              0
                                  15-Feb-2017                         95,000
                                   1-Mar-2017                              0
                                  15-Mar-2017                              0
                                   3-Apr-2017                              0
                                  17-Apr-2017                         97,500
                                   1-May-2017                              0
                                  15-May-2017                              0
                                   1-Jun-2017                              0
                                  15-Jun-2017                              0
                                   3-Jul-2017                              0
                                  17-Jul-2017                        117,500
                                   1-Aug-2017                              0
                                  15-Aug-2017                         95,000
                                   1-Sep-2017                              0
                                  15-Sep-2017                              0
                                   2-Oct-2017                              0
                                  16-Oct-2017                         97,500
                                   1-Nov-2017                              0
                                  15-Nov-2017                              0
                                   1-Dec-2017                              0
                                  15-Dec-2017                              0
                                   2-Jan-2018                              0
                                  16-Jan-2018                        117,500
                                   1-Feb-2018                              0
                                  15-Feb-2018                         95,000
                                   1-Mar-2018                              0
                                  15-Mar-2018                              0
                                   2-Apr-2018                              0
                                  16-Apr-2018                         97,500
                                   1-May-2018                              0
                                  15-May-2018                              0
                                   1-Jun-2018                              0
                                  15-Jun-2018                              0
                                   2-Jul-2018                              0
                                  16-Jul-2018                        117,500
                                   1-Aug-2018                              0
                                  15-Aug-2018                         95,000
                                   4-Sep-2018                              0
                                  17-Sep-2018                              0
                                   1-Oct-2018                              0
                                  15-Oct-2018                         97,500
                                   1-Nov-2018                              0
                                  15-Nov-2018                              0
                                   3-Dec-2018                              0
                                  17-Dec-2018                              0
                                   2-Jan-2019                              0
                                  15-Jan-2019                        117,500
                                   1-Feb-2019                              0
                                  15-Feb-2019                         95,000
                                   1-Mar-2019                              0
                                  15-Mar-2019                              0
                                   1-Apr-2019                              0
                                  15-Apr-2019                         97,500
                                   1-May-2019                              0
                                  15-May-2019                              0
                                   3-Jun-2019                              0
                                  17-Jun-2019                              0
                                   1-Jul-2019                              0
                                  15-Jul-2019                        117,500
                                   1-Aug-2019                              0
                                  15-Aug-2019                         95,000
                                   3-Sep-2019                              0
                                  16-Sep-2019                              0
                                   1-Oct-2019                              0
                                  15-Oct-2019                         97,500
                                   1-Nov-2019                              0
                                  15-Nov-2019                              0
                                   2-Dec-2019                              0
                                  16-Dec-2019                              0
                                   2-Jan-2020                              0
                                  15-Jan-2020                        117,500
                                   3-Feb-2020                              0
                                  18-Feb-2020                         95,000
                                   2-Mar-2020                              0
                                  16-Mar-2020                              0
                                   1-Apr-2020                              0
                                  15-Apr-2020                         97,500
                                   1-May-2020                              0
                                  15-May-2020                              0
                                   1-Jun-2020                              0
                                  15-Jun-2020                              0
                                   1-Jul-2020                              0
                                  15-Jul-2020                        117,500
                                   3-Aug-2020                              0
                                  17-Aug-2020                         95,000
                                   1-Sep-2020                              0
                                  15-Sep-2020                              0
                                   1-Oct-2020                              0
                                  15-Oct-2020                         97,500
                                   2-Nov-2020                              0
                                  16-Nov-2020                              0
                                   1-Dec-2020                              0
                                  15-Dec-2020                              0
                                   4-Jan-2021                              0
                                  15-Jan-2021                        117,500
                                   1-Feb-2021                              0
                                  16-Feb-2021                         95,000
                                   1-Mar-2021                              0
                                  15-Mar-2021                              0
                                   1-Apr-2021                              0
                                  15-Apr-2021                         97,500
                                   3-May-2021                              0
                                  17-May-2021                              0
                                   1-Jun-2021                              0
                                  15-Jun-2021                              0
                                   1-Jul-2021                              0
                                  15-Jul-2021                        117,500
                                   2-Aug-2021                              0
                                  16-Aug-2021                         95,000
                                   1-Sep-2021                              0
                                  15-Sep-2021                              0
                                   1-Oct-2021                              0
                                  15-Oct-2021                         97,500
                                   1-Nov-2021                              0
                                  15-Nov-2021                              0
                                   1-Dec-2021                              0
                                  15-Dec-2021                              0
                                   3-Jan-2022                              0
                                  18-Jan-2022                        117,500
                                   1-Feb-2022                              0
                                  15-Feb-2022                         95,000
                                   1-Mar-2022                              0
                                  15-Mar-2022                              0
                                   1-Apr-2022                              0
                                  15-Apr-2022                         97,500
                                   2-May-2022                              0
                                  16-May-2022                              0
                                   1-Jun-2022                              0
                                  15-Jun-2022                              0
                                   1-Jul-2022                              0
                                  15-Jul-2022                        117,500
                                   1-Aug-2022                              0
                                  15-Aug-2022                         95,000
                                   1-Sep-2022                              0
                                  15-Sep-2022                              0
                                   3-Oct-2022                              0
                                  17-Oct-2022                         97,500
                                   1-Nov-2022                              0
                                  15-Nov-2022                              0
                                   1-Dec-2022                              0
                                  15-Dec-2022                              0
                                   3-Jan-2023                              0
                                  17-Jan-2023                        117,500
                                   1-Feb-2023                              0
                                  15-Feb-2023                         95,000
                                   1-Mar-2023                              0
                                  15-Mar-2023                              0
                                   3-Apr-2023                              0
                                  17-Apr-2023                         97,500
                                   1-May-2023                              0
                                  15-May-2023                              0
                                   1-Jun-2023                              0
                                  15-Jun-2023                              0
                                   3-Jul-2023                              0
                                  17-Jul-2023                        117,500
                                   1-Aug-2023                              0
                                  15-Aug-2023                         95,000
                                   1-Sep-2023                              0
                                  15-Sep-2023                              0
                                   2-Oct-2023                              0
                                  16-Oct-2023                         97,500
                                   1-Nov-2023                              0
                                  15-Nov-2023                              0
                                   1-Dec-2023                              0
                                  15-Dec-2023                              0
                                   2-Jan-2024                              0
                                  16-Jan-2024                        117,500
                                   1-Feb-2024                              0
                                  15-Feb-2024                         95,000
                                   1-Mar-2024                              0
                                  15-Mar-2024                              0
                                   1-Apr-2024                              0
                                  15-Apr-2024                         97,500
                                   1-May-2024                              0
                                  15-May-2024                              0
                                   3-Jun-2024                              0
                                  17-Jun-2024                              0
                                   1-Jul-2024                              0
                                  15-Jul-2024                        117,500
                                   1-Aug-2024                              0
                                  15-Aug-2024                         95,000
                                   3-Sep-2024                              0
                                  16-Sep-2024                              0
                                   1-Oct-2024                              0
                                  15-Oct-2024                         97,500
                                   1-Nov-2024                              0
                                  15-Nov-2024                              0
                                   2-Dec-2024                              0
                                  16-Dec-2024                              0
                                   2-Jan-2025                              0
                                  15-Jan-2025                        117,500
                                   3-Feb-2025                              0
                                  18-Feb-2025                         95,000
                                   3-Mar-2025                              0
                                  17-Mar-2025                              0
                                   1-Apr-2025                              0
                                  15-Apr-2025                         97,500
                                   1-May-2025                              0
                                  15-May-2025                              0
                                   2-Jun-2025                              0
                                  16-Jun-2025                              0
                                   1-Jul-2025                              0
                                  15-Jul-2025                        117,500
                                   1-Aug-2025                              0
                                  15-Aug-2025                         95,000
                                   2-Sep-2025                              0
                                  15-Sep-2025                              0
                                   1-Oct-2025                              0
                                  15-Oct-2025                         97,500
                                   3-Nov-2025                              0
                                  17-Nov-2025                              0
                                   1-Dec-2025                              0
                                  15-Dec-2025                              0
                                   2-Jan-2026                              0
                                  15-Jan-2026                        117,500
                                   2-Feb-2026                              0
                                  17-Feb-2026                         95,000
                                   2-Mar-2026                              0
                                  16-Mar-2026                              0
                                   1-Apr-2026                              0
                                  15-Apr-2026                         97,500
                                   1-May-2026                              0
                                  15-May-2026                              0
                                   1-Jun-2026                              0
                                  15-Jun-2026                              0
                                   1-Jul-2026                              0
                                  15-Jul-2026                        117,500
                                   3-Aug-2026                              0
                                  17-Aug-2026                         95,000
                                   1-Sep-2026                              0
                                  15-Sep-2026                              0
                                   1-Oct-2026                              0
                                  15-Oct-2026                         97,500
                                   2-Nov-2026                              0
                                  16-Nov-2026                              0
                                   1-Dec-2026                              0
                                  15-Dec-2026                              0
                                   4-Jan-2027                              0
                                  15-Jan-2027                        117,500
                                   1-Feb-2027                              0
                                  16-Feb-2027                         95,000
                                   1-Mar-2027                              0
                                  15-Mar-2027                              0
                                   1-Apr-2027                              0
                                  15-Apr-2027                         97,500
                                   3-May-2027                              0
                                  17-May-2027                              0
                                   1-Jun-2027                              0
                                  15-Jun-2027                              0
                                   1-Jul-2027                              0
                                  15-Jul-2027                        117,500
                                   2-Aug-2027                              0
                                  16-Aug-2027                         95,000
                                   1-Sep-2027                              0
                                  15-Sep-2027                              0
                                   1-Oct-2027                              0
                                  15-Oct-2027                         97,500
                                   1-Nov-2027                              0
                                  15-Nov-2027                              0
                                   1-Dec-2027                              0
                                  15-Dec-2027                              0
                                   3-Jan-2028                              0
                                  18-Jan-2028                        117,500
                                   1-Feb-2028                              0
                                  15-Feb-2028                         67,292
                                   1-Mar-2028                              0
                                  15-Mar-2028                              0
                                   3-Apr-2028                              0
                                  17-Apr-2028                         69,792
                                   1-May-2028                              0
                                  15-May-2028                              0
                                   1-Jun-2028                              0
                                  15-Jun-2028                              0
                                   3-Jul-2028                              0
                                  17-Jul-2028                        207,917
                                   1-Aug-2028                              0
                                  15-Aug-2028                         59,167
                                   1-Sep-2028                              0
                                  15-Sep-2028                              0
                                   2-Oct-2028                              0
                                  16-Oct-2028                         41,667
                                   1-Nov-2028                              0
                                  15-Nov-2028                         49,167
                                   1-Dec-2028                              0
                                  15-Dec-2028                              0
                                   2-Jan-2029                              0
                                  16-Jan-2029                        156,042
                                   1-Feb-2029                              0
                                  15-Feb-2029                          7,292
                                   1-Mar-2029                              0
                                  15-Mar-2029                              0
                                   2-Apr-2029                              0
                                  16-Apr-2029                              0
                                   1-May-2029                              0
                                  15-May-2029                              0
                                   1-Jun-2029                              0
                                  15-Jun-2029                          9,167
                                   2-Jul-2029                              0
                                  16-Jul-2029                        156,042
                                   1-Aug-2029                              0
                                  15-Aug-2029                          7,292
                                   4-Sep-2029                              0
                                  17-Sep-2029                              0
                                   1-Oct-2029                              0
                                  15-Oct-2029                              0
                                   1-Nov-2029                              0
                                  15-Nov-2029                              0
                                   3-Dec-2029                              0
                                  17-Dec-2029                              0
                                   2-Jan-2030                              0
                                  15-Jan-2030                        125,000
                                   1-Feb-2030                              0
                                  15-Feb-2030                              0
                                   1-Mar-2030                              0
                                  15-Mar-2030                              0
                                   1-Apr-2030                              0
                                  15-Apr-2030                        125,000
                                   1-May-2030                              0
                                  15-May-2030                              0
                                   3-Jun-2030                              0
                                  17-Jun-2030                              0
                                   1-Jul-2030                              0
                                  15-Jul-2030                        125,000
                                   1-Aug-2030                              0
                                  15-Aug-2030                              0
                                   3-Sep-2030                              0
                                  16-Sep-2030                              0
                                   1-Oct-2030                              0
                                  15-Oct-2030                        125,000
                                   1-Nov-2030                              0
                                  15-Nov-2030                              0
                                   2-Dec-2030                              0
                                  16-Dec-2030                              0
                                   2-Jan-2031                              0
                                  15-Jan-2031                        125,000
                                   3-Feb-2031                              0
                                  18-Feb-2031                              0
                                   3-Mar-2031                              0
                                  17-Mar-2031                              0
                                   1-Apr-2031                              0
                                  15-Apr-2031                        125,000
                                   1-May-2031                              0
                                  15-May-2031                              0
                                   2-Jun-2031                              0
                                  16-Jun-2031                              0
                                   1-Jul-2031                              0
                                  15-Jul-2031                        125,000
                                   1-Aug-2031                              0
                                  15-Aug-2031                              0
                                   2-Sep-2031                              0
                                  15-Sep-2031                              0
                                   1-Oct-2031                              0
                                  15-Oct-2031                        125,000
                                   3-Nov-2031                              0
                                  17-Nov-2031                              0
                                   1-Dec-2031                              0
                                  15-Dec-2031                              0
                                   2-Jan-2032                              0
                                  15-Jan-2032                        125,000
                                   2-Feb-2032                              0
                                  17-Feb-2032                              0
                                   1-Mar-2032                              0
                                  15-Mar-2032                              0
                                   1-Apr-2032                              0
                                  15-Apr-2032                         68,750
                                   3-May-2032                              0
                                  17-May-2032                              0
                                   1-Jun-2032                              0
                                  15-Jun-2032                              0
                                   1-Jul-2032                              0
                                  15-Jul-2032                         68,750
                                   2-Aug-2032                              0
                                  16-Aug-2032                         68,750
                                   1-Sep-2032                              0
                                  15-Sep-2032                              0
                                   1-Oct-2032                              0
                                  15-Oct-2032                         68,750
                                   1-Nov-2032                              0
                                  15-Nov-2032                              0
                                   1-Dec-2032                              0
                                  15-Dec-2032                              0
                                   3-Jan-2033                              0
                                  18-Jan-2033                         17,813
                                   1-Feb-2033                              0
                                  15-Feb-2033                         17,813
                                  22-Feb-2033                              0
                                 -------------------------------------------

                                                                      SCHEDULE 2

                             SCHEDULE OF REPAYMENTS


                                     Accr.End                       Advanced
                                         Adj.                        Amounts
                                 ------------                     ----------
                                  26-Mar-2003                              0
                                   1-Apr-2003                              0
                                  15-Apr-2003                              0
                                   1-May-2003                              0
                                  15-May-2003                              0
                                   2-Jun-2003                              0
                                  16-Jun-2003                              0
                                   1-Jul-2003                              0
                                  15-Jul-2003                              0
                                   1-Aug-2003                              0
                                  15-Aug-2003                              0
                                   2-Sep-2003                              0
                                  15-Sep-2003                         13,819
                                   1-Oct-2003                              0
                                  15-Oct-2003                              0
                                   3-Nov-2003                              0
                                  17-Nov-2003                         63,750
                                   1-Dec-2003                              0
                                  15-Dec-2003                        194,375
                                   2-Jan-2004                              0
                                  15-Jan-2004                              0
                                   2-Feb-2004                              0
                                  17-Feb-2004                              0
                                   1-Mar-2004                              0
                                  15-Mar-2004                         51,875
                                   1-Apr-2004                              0
                                  15-Apr-2004                              0
                                   3-May-2004                              0
                                  17-May-2004                         63,750
                                   1-Jun-2004                              0
                                  15-Jun-2004                        194,375
                                   1-Jul-2004                              0
                                  15-Jul-2004                              0
                                   2-Aug-2004                              0
                                  16-Aug-2004                              0
                                   1-Sep-2004                              0
                                  15-Sep-2004                         51,875
                                   1-Oct-2004                              0
                                  15-Oct-2004                              0
                                   1-Nov-2004                              0
                                  15-Nov-2004                         63,750
                                   1-Dec-2004                              0
                                  15-Dec-2004                        194,375
                                   3-Jan-2005                              0
                                  18-Jan-2005                              0
                                   1-Feb-2005                              0
                                  15-Feb-2005                              0
                                   1-Mar-2005                              0
                                  15-Mar-2005                         51,875
                                   1-Apr-2005                              0
                                  15-Apr-2005                              0
                                   2-May-2005                              0
                                  16-May-2005                         63,750
                                   1-Jun-2005                              0
                                  15-Jun-2005                        194,375
                                   1-Jul-2005                              0
                                  15-Jul-2005                              0
                                   1-Aug-2005                              0
                                  15-Aug-2005                              0
                                   1-Sep-2005                              0
                                  15-Sep-2005                         51,875
                                   3-Oct-2005                              0
                                  17-Oct-2005                              0
                                   1-Nov-2005                              0
                                  15-Nov-2005                         63,750
                                   1-Dec-2005                              0
                                  15-Dec-2005                        194,375
                                   3-Jan-2006                              0
                                  17-Jan-2006                              0
                                   1-Feb-2006                              0
                                  15-Feb-2006                              0
                                   1-Mar-2006                              0
                                  15-Mar-2006                         51,875
                                   3-Apr-2006                              0
                                  17-Apr-2006                              0
                                   1-May-2006                              0
                                  15-May-2006                         63,750
                                   1-Jun-2006                              0
                                  15-Jun-2006                        194,375
                                   3-Jul-2006                              0
                                  17-Jul-2006                              0
                                   1-Aug-2006                              0
                                  15-Aug-2006                              0
                                   1-Sep-2006                              0
                                  15-Sep-2006                         51,875
                                   2-Oct-2006                              0
                                  16-Oct-2006                              0
                                   1-Nov-2006                              0
                                  15-Nov-2006                         63,750
                                   1-Dec-2006                              0
                                  15-Dec-2006                        194,375
                                   2-Jan-2007                              0
                                  16-Jan-2007                              0
                                   1-Feb-2007                              0
                                  15-Feb-2007                              0
                                   1-Mar-2007                              0
                                  15-Mar-2007                         51,875
                                   2-Apr-2007                              0
                                  16-Apr-2007                              0
                                   1-May-2007                              0
                                  15-May-2007                         63,750
                                   1-Jun-2007                              0
                                  15-Jun-2007                        194,375
                                   2-Jul-2007                              0
                                  16-Jul-2007                              0
                                   1-Aug-2007                              0
                                  15-Aug-2007                              0
                                   4-Sep-2007                              0
                                  17-Sep-2007                         51,875
                                   1-Oct-2007                              0
                                  15-Oct-2007                              0
                                   1-Nov-2007                              0
                                  15-Nov-2007                         63,750
                                   3-Dec-2007                              0
                                  17-Dec-2007                        194,375
                                   2-Jan-2008                              0
                                  15-Jan-2008                              0
                                   1-Feb-2008                              0
                                  15-Feb-2008                              0
                                   3-Mar-2008                              0
                                  17-Mar-2008                         51,875
                                   1-Apr-2008                              0
                                  15-Apr-2008                              0
                                   1-May-2008                              0
                                  15-May-2008                         63,750
                                   2-Jun-2008                              0
                                  16-Jun-2008                        194,375
                                   1-Jul-2008                              0
                                  15-Jul-2008                              0
                                   1-Aug-2008                              0
                                  15-Aug-2008                              0
                                   2-Sep-2008                              0
                                  15-Sep-2008                         51,875
                                   1-Oct-2008                              0
                                  15-Oct-2008                              0
                                   3-Nov-2008                              0
                                  17-Nov-2008                         63,750
                                   1-Dec-2008                              0
                                  15-Dec-2008                        194,375
                                   2-Jan-2009                              0
                                  15-Jan-2009                              0
                                   2-Feb-2009                              0
                                  17-Feb-2009                              0
                                   2-Mar-2009                              0
                                  16-Mar-2009                         51,875
                                   1-Apr-2009                              0
                                  15-Apr-2009                              0
                                   1-May-2009                              0
                                  15-May-2009                         63,750
                                   1-Jun-2009                              0
                                  15-Jun-2009                        194,375
                                   1-Jul-2009                              0
                                  15-Jul-2009                              0
                                   3-Aug-2009                              0
                                  17-Aug-2009                              0
                                   1-Sep-2009                              0
                                  15-Sep-2009                         51,875
                                   1-Oct-2009                              0
                                  15-Oct-2009                              0
                                   2-Nov-2009                              0
                                  16-Nov-2009                         63,750
                                   1-Dec-2009                              0
                                  15-Dec-2009                        194,375
                                   4-Jan-2010                              0
                                  15-Jan-2010                              0
                                   1-Feb-2010                              0
                                  16-Feb-2010                              0
                                   1-Mar-2010                              0
                                  15-Mar-2010                         51,875
                                   1-Apr-2010                              0
                                  15-Apr-2010                              0
                                   3-May-2010                              0
                                  17-May-2010                         63,750
                                   1-Jun-2010                              0
                                  15-Jun-2010                        194,375
                                   1-Jul-2010                              0
                                  15-Jul-2010                              0
                                   2-Aug-2010                              0
                                  16-Aug-2010                              0
                                   1-Sep-2010                              0
                                  15-Sep-2010                         51,875
                                   1-Oct-2010                              0
                                  15-Oct-2010                              0
                                   1-Nov-2010                              0
                                  15-Nov-2010                         63,750
                                   1-Dec-2010                              0
                                  15-Dec-2010                        194,375
                                   3-Jan-2011                              0
                                  18-Jan-2011                              0
                                   1-Feb-2011                              0
                                  15-Feb-2011                              0
                                   1-Mar-2011                              0
                                  15-Mar-2011                         51,875
                                   1-Apr-2011                              0
                                  15-Apr-2011                              0
                                   2-May-2011                              0
                                  16-May-2011                         63,750
                                   1-Jun-2011                              0
                                  15-Jun-2011                        194,375
                                   1-Jul-2011                              0
                                  15-Jul-2011                              0
                                   1-Aug-2011                              0
                                  15-Aug-2011                              0
                                   1-Sep-2011                              0
                                  15-Sep-2011                         51,875
                                   3-Oct-2011                              0
                                  17-Oct-2011                              0
                                   1-Nov-2011                              0
                                  15-Nov-2011                         63,750
                                   1-Dec-2011                              0
                                  15-Dec-2011                        194,375
                                   3-Jan-2012                              0
                                  17-Jan-2012                              0
                                   1-Feb-2012                              0
                                  15-Feb-2012                              0
                                   1-Mar-2012                              0
                                  15-Mar-2012                         51,875
                                   2-Apr-2012                              0
                                  16-Apr-2012                              0
                                   1-May-2012                              0
                                  15-May-2012                         63,750
                                   1-Jun-2012                              0
                                  15-Jun-2012                        194,375
                                   2-Jul-2012                              0
                                  16-Jul-2012                              0
                                   1-Aug-2012                              0
                                  15-Aug-2012                              0
                                   4-Sep-2012                              0
                                  17-Sep-2012                         51,875
                                   1-Oct-2012                              0
                                  15-Oct-2012                              0
                                   1-Nov-2012                              0
                                  15-Nov-2012                         63,750
                                   3-Dec-2012                              0
                                  17-Dec-2012                        194,375
                                   2-Jan-2013                              0
                                  15-Jan-2013                              0
                                   1-Feb-2013                              0
                                  15-Feb-2013                              0
                                   1-Mar-2013                              0
                                  15-Mar-2013                         51,875
                                   1-Apr-2013                              0
                                  15-Apr-2013                              0
                                   1-May-2013                              0
                                  15-May-2013                         63,750
                                   3-Jun-2013                              0
                                  17-Jun-2013                        194,375
                                   1-Jul-2013                              0
                                  15-Jul-2013                              0
                                   1-Aug-2013                              0
                                  15-Aug-2013                              0
                                   3-Sep-2013                              0
                                  16-Sep-2013                         51,875
                                   1-Oct-2013                              0
                                  15-Oct-2013                              0
                                   1-Nov-2013                              0
                                  15-Nov-2013                         63,750
                                   2-Dec-2013                              0
                                  16-Dec-2013                        194,375
                                   2-Jan-2014                              0
                                  15-Jan-2014                              0
                                   3-Feb-2014                              0
                                  18-Feb-2014                              0
                                   3-Mar-2014                              0
                                  17-Mar-2014                         51,875
                                   1-Apr-2014                              0
                                  15-Apr-2014                              0
                                   1-May-2014                              0
                                  15-May-2014                         63,750
                                   2-Jun-2014                              0
                                  16-Jun-2014                        194,375
                                   1-Jul-2014                              0
                                  15-Jul-2014                              0
                                   1-Aug-2014                              0
                                  15-Aug-2014                              0
                                   2-Sep-2014                              0
                                  15-Sep-2014                         51,875
                                   1-Oct-2014                              0
                                  15-Oct-2014                              0
                                   3-Nov-2014                              0
                                  17-Nov-2014                         63,750
                                   1-Dec-2014                              0
                                  15-Dec-2014                        194,375
                                   2-Jan-2015                              0
                                  15-Jan-2015                              0
                                   2-Feb-2015                              0
                                  17-Feb-2015                              0
                                   2-Mar-2015                              0
                                  16-Mar-2015                         51,875
                                   1-Apr-2015                              0
                                  15-Apr-2015                              0
                                   1-May-2015                              0
                                  15-May-2015                         63,750
                                   1-Jun-2015                              0
                                  15-Jun-2015                        194,375
                                   1-Jul-2015                              0
                                  15-Jul-2015                              0
                                   3-Aug-2015                              0
                                  17-Aug-2015                              0
                                   1-Sep-2015                              0
                                  15-Sep-2015                         51,875
                                   1-Oct-2015                              0
                                  15-Oct-2015                              0
                                   2-Nov-2015                              0
                                  16-Nov-2015                         63,750
                                   1-Dec-2015                              0
                                  15-Dec-2015                        194,375
                                   4-Jan-2016                              0
                                  15-Jan-2016                              0
                                   1-Feb-2016                              0
                                  16-Feb-2016                              0
                                   1-Mar-2016                              0
                                  15-Mar-2016                         51,875
                                   1-Apr-2016                              0
                                  15-Apr-2016                              0
                                   2-May-2016                              0
                                  16-May-2016                         63,750
                                   1-Jun-2016                              0
                                  15-Jun-2016                        194,375
                                   1-Jul-2016                              0
                                  15-Jul-2016                              0
                                   1-Aug-2016                              0
                                  15-Aug-2016                              0
                                   1-Sep-2016                              0
                                  15-Sep-2016                         51,875
                                   3-Oct-2016                              0
                                  17-Oct-2016                              0
                                   1-Nov-2016                              0
                                  15-Nov-2016                         63,750
                                   1-Dec-2016                              0
                                  15-Dec-2016                        194,375
                                   3-Jan-2017                              0
                                  17-Jan-2017                              0
                                   1-Feb-2017                              0
                                  15-Feb-2017                              0
                                   1-Mar-2017                              0
                                  15-Mar-2017                         51,875
                                   3-Apr-2017                              0
                                  17-Apr-2017                              0
                                   1-May-2017                              0
                                  15-May-2017                         63,750
                                   1-Jun-2017                              0
                                  15-Jun-2017                        194,375
                                   3-Jul-2017                              0
                                  17-Jul-2017                              0
                                   1-Aug-2017                              0
                                  15-Aug-2017                              0
                                   1-Sep-2017                              0
                                  15-Sep-2017                         51,875
                                   2-Oct-2017                              0
                                  16-Oct-2017                              0
                                   1-Nov-2017                              0
                                  15-Nov-2017                         63,750
                                   1-Dec-2017                              0
                                  15-Dec-2017                        194,375
                                   2-Jan-2018                              0
                                  16-Jan-2018                              0
                                   1-Feb-2018                              0
                                  15-Feb-2018                              0
                                   1-Mar-2018                              0
                                  15-Mar-2018                         51,875
                                   2-Apr-2018                              0
                                  16-Apr-2018                              0
                                   1-May-2018                              0
                                  15-May-2018                         63,750
                                   1-Jun-2018                              0
                                  15-Jun-2018                        194,375
                                   2-Jul-2018                              0
                                  16-Jul-2018                              0
                                   1-Aug-2018                              0
                                  15-Aug-2018                              0
                                   4-Sep-2018                              0
                                  17-Sep-2018                         51,875
                                   1-Oct-2018                              0
                                  15-Oct-2018                              0
                                   1-Nov-2018                              0
                                  15-Nov-2018                         63,750
                                   3-Dec-2018                              0
                                  17-Dec-2018                        194,375
                                   2-Jan-2019                              0
                                  15-Jan-2019                              0
                                   1-Feb-2019                              0
                                  15-Feb-2019                              0
                                   1-Mar-2019                              0
                                  15-Mar-2019                         51,875
                                   1-Apr-2019                              0
                                  15-Apr-2019                              0
                                   1-May-2019                              0
                                  15-May-2019                         63,750
                                   3-Jun-2019                              0
                                  17-Jun-2019                        194,375
                                   1-Jul-2019                              0
                                  15-Jul-2019                              0
                                   1-Aug-2019                              0
                                  15-Aug-2019                              0
                                   3-Sep-2019                              0
                                  16-Sep-2019                         51,875
                                   1-Oct-2019                              0
                                  15-Oct-2019                              0
                                   1-Nov-2019                              0
                                  15-Nov-2019                         63,750
                                   2-Dec-2019                              0
                                  16-Dec-2019                        194,375
                                   2-Jan-2020                              0
                                  15-Jan-2020                              0
                                   3-Feb-2020                              0
                                  18-Feb-2020                              0
                                   2-Mar-2020                              0
                                  16-Mar-2020                         51,875
                                   1-Apr-2020                              0
                                  15-Apr-2020                              0
                                   1-May-2020                              0
                                  15-May-2020                         63,750
                                   1-Jun-2020                              0
                                  15-Jun-2020                        194,375
                                   1-Jul-2020                              0
                                  15-Jul-2020                              0
                                   3-Aug-2020                              0
                                  17-Aug-2020                              0
                                   1-Sep-2020                              0
                                  15-Sep-2020                         51,875
                                   1-Oct-2020                              0
                                  15-Oct-2020                              0
                                   2-Nov-2020                              0
                                  16-Nov-2020                         63,750
                                   1-Dec-2020                              0
                                  15-Dec-2020                        194,375
                                   4-Jan-2021                              0
                                  15-Jan-2021                              0
                                   1-Feb-2021                              0
                                  16-Feb-2021                              0
                                   1-Mar-2021                              0
                                  15-Mar-2021                         51,875
                                   1-Apr-2021                              0
                                  15-Apr-2021                              0
                                   3-May-2021                              0
                                  17-May-2021                         63,750
                                   1-Jun-2021                              0
                                  15-Jun-2021                        194,375
                                   1-Jul-2021                              0
                                  15-Jul-2021                              0
                                   2-Aug-2021                              0
                                  16-Aug-2021                              0
                                   1-Sep-2021                              0
                                  15-Sep-2021                         51,875
                                   1-Oct-2021                              0
                                  15-Oct-2021                              0
                                   1-Nov-2021                              0
                                  15-Nov-2021                         63,750
                                   1-Dec-2021                              0
                                  15-Dec-2021                        194,375
                                   3-Jan-2022                              0
                                  18-Jan-2022                              0
                                   1-Feb-2022                              0
                                  15-Feb-2022                              0
                                   1-Mar-2022                              0
                                  15-Mar-2022                         51,875
                                   1-Apr-2022                              0
                                  15-Apr-2022                              0
                                   2-May-2022                              0
                                  16-May-2022                         63,750
                                   1-Jun-2022                              0
                                  15-Jun-2022                        194,375
                                   1-Jul-2022                              0
                                  15-Jul-2022                              0
                                   1-Aug-2022                              0
                                  15-Aug-2022                              0
                                   1-Sep-2022                              0
                                  15-Sep-2022                         51,875
                                   3-Oct-2022                              0
                                  17-Oct-2022                              0
                                   1-Nov-2022                              0
                                  15-Nov-2022                         63,750
                                   1-Dec-2022                              0
                                  15-Dec-2022                        194,375
                                   3-Jan-2023                              0
                                  17-Jan-2023                              0
                                   1-Feb-2023                              0
                                  15-Feb-2023                              0
                                   1-Mar-2023                              0
                                  15-Mar-2023                         51,875
                                   3-Apr-2023                              0
                                  17-Apr-2023                              0
                                   1-May-2023                              0
                                  15-May-2023                         63,750
                                   1-Jun-2023                              0
                                  15-Jun-2023                        194,375
                                   3-Jul-2023                              0
                                  17-Jul-2023                              0
                                   1-Aug-2023                              0
                                  15-Aug-2023                              0
                                   1-Sep-2023                              0
                                  15-Sep-2023                         51,875
                                   2-Oct-2023                              0
                                  16-Oct-2023                              0
                                   1-Nov-2023                              0
                                  15-Nov-2023                         63,750
                                   1-Dec-2023                              0
                                  15-Dec-2023                        194,375
                                   2-Jan-2024                              0
                                  16-Jan-2024                              0
                                   1-Feb-2024                              0
                                  15-Feb-2024                              0
                                   1-Mar-2024                              0
                                  15-Mar-2024                         51,875
                                   1-Apr-2024                              0
                                  15-Apr-2024                              0
                                   1-May-2024                              0
                                  15-May-2024                         63,750
                                   3-Jun-2024                              0
                                  17-Jun-2024                        194,375
                                   1-Jul-2024                              0
                                  15-Jul-2024                              0
                                   1-Aug-2024                              0
                                  15-Aug-2024                              0
                                   3-Sep-2024                              0
                                  16-Sep-2024                         51,875
                                   1-Oct-2024                              0
                                  15-Oct-2024                              0
                                   1-Nov-2024                              0
                                  15-Nov-2024                         63,750
                                   2-Dec-2024                              0
                                  16-Dec-2024                        194,375
                                   2-Jan-2025                              0
                                  15-Jan-2025                              0
                                   3-Feb-2025                              0
                                  18-Feb-2025                              0
                                   3-Mar-2025                              0
                                  17-Mar-2025                         51,875
                                   1-Apr-2025                              0
                                  15-Apr-2025                              0
                                   1-May-2025                              0
                                  15-May-2025                         63,750
                                   2-Jun-2025                              0
                                  16-Jun-2025                        194,375
                                   1-Jul-2025                              0
                                  15-Jul-2025                              0
                                   1-Aug-2025                              0
                                  15-Aug-2025                              0
                                   2-Sep-2025                              0
                                  15-Sep-2025                         51,875
                                   1-Oct-2025                              0
                                  15-Oct-2025                              0
                                   3-Nov-2025                              0
                                  17-Nov-2025                         63,750
                                   1-Dec-2025                              0
                                  15-Dec-2025                        194,375
                                   2-Jan-2026                              0
                                  15-Jan-2026                              0
                                   2-Feb-2026                              0
                                  17-Feb-2026                              0
                                   2-Mar-2026                              0
                                  16-Mar-2026                         51,875
                                   1-Apr-2026                              0
                                  15-Apr-2026                              0
                                   1-May-2026                              0
                                  15-May-2026                         63,750
                                   1-Jun-2026                              0
                                  15-Jun-2026                        194,375
                                   1-Jul-2026                              0
                                  15-Jul-2026                              0
                                   3-Aug-2026                              0
                                  17-Aug-2026                              0
                                   1-Sep-2026                              0
                                  15-Sep-2026                         51,875
                                   1-Oct-2026                              0
                                  15-Oct-2026                              0
                                   2-Nov-2026                              0
                                  16-Nov-2026                         63,750
                                   1-Dec-2026                              0
                                  15-Dec-2026                        194,375
                                   4-Jan-2027                              0
                                  15-Jan-2027                              0
                                   1-Feb-2027                              0
                                  16-Feb-2027                              0
                                   1-Mar-2027                              0
                                  15-Mar-2027                         51,875
                                   1-Apr-2027                              0
                                  15-Apr-2027                              0
                                   3-May-2027                              0
                                  17-May-2027                         63,750
                                   1-Jun-2027                              0
                                  15-Jun-2027                        194,375
                                   1-Jul-2027                              0
                                  15-Jul-2027                              0
                                   2-Aug-2027                              0
                                  16-Aug-2027                              0
                                   1-Sep-2027                              0
                                  15-Sep-2027                         51,875
                                   1-Oct-2027                              0
                                  15-Oct-2027                              0
                                   1-Nov-2027                              0
                                  15-Nov-2027                         63,750
                                   1-Dec-2027                              0
                                  15-Dec-2027                        194,375
                                   3-Jan-2028                              0
                                  18-Jan-2028                              0
                                   1-Feb-2028                              0
                                  15-Feb-2028                              0
                                   1-Mar-2028                              0
                                  15-Mar-2028                         79,583
                                   3-Apr-2028                              0
                                  17-Apr-2028                              0
                                   1-May-2028                              0
                                  15-May-2028                        104,978
                                   1-Jun-2028                              0
                                  15-Jun-2028                        250,208
                                   3-Jul-2028                              0
                                  17-Jul-2028                              0
                                   1-Aug-2028                              0
                                  15-Aug-2028                              0
                                   1-Sep-2028                              0
                                  15-Sep-2028                        107,708
                                   2-Oct-2028                              0
                                  16-Oct-2028                              0
                                   1-Nov-2028                              0
                                  15-Nov-2028                              0
                                   1-Dec-2028                              0
                                  15-Dec-2028                        275,306
                                   2-Jan-2029                              0
                                  16-Jan-2029                              0
                                   1-Feb-2029                              0
                                  15-Feb-2029                              0
                                   1-Mar-2029                              0
                                  15-Mar-2029                        159,583
                                   2-Apr-2029                              0
                                  16-Apr-2029                         10,208
                                   1-May-2029                              0
                                  15-May-2029                          2,708
                                   1-Jun-2029                              0
                                  15-Jun-2029                              0
                                   2-Jul-2029                              0
                                  16-Jul-2029                              0
                                   1-Aug-2029                              0
                                  15-Aug-2029                              0
                                   4-Sep-2029                              0
                                  17-Sep-2029                        159,583
                                   1-Oct-2029                              0
                                  15-Oct-2029                         10,208
                                   1-Nov-2029                              0
                                  15-Nov-2029                         33,750
                                   3-Dec-2029                              0
                                  17-Dec-2029                         21,875
                                   2-Jan-2030                              0
                                  15-Jan-2030                              0
                                   1-Feb-2030                              0
                                  15-Feb-2030                         23,750
                                   1-Mar-2030                              0
                                  15-Mar-2030                        190,625
                                   1-Apr-2030                              0
                                  15-Apr-2030                              0
                                   1-May-2030                              0
                                  15-May-2030                         13,750
                                   3-Jun-2030                              0
                                  17-Jun-2030                         21,875
                                   1-Jul-2030                              0
                                  15-Jul-2030                              0
                                   1-Aug-2030                              0
                                  15-Aug-2030                         23,750
                                   3-Sep-2030                              0
                                  16-Sep-2030                        190,625
                                   1-Oct-2030                              0
                                  15-Oct-2030                              0
                                   1-Nov-2030                              0
                                  15-Nov-2030                         13,750
                                   2-Dec-2030                              0
                                  16-Dec-2030                         21,875
                                   2-Jan-2031                              0
                                  15-Jan-2031                              0
                                   3-Feb-2031                              0
                                  18-Feb-2031                         23,750
                                   3-Mar-2031                              0
                                  17-Mar-2031                        190,625
                                   1-Apr-2031                              0
                                  15-Apr-2031                              0
                                   1-May-2031                              0
                                  15-May-2031                         13,750
                                   2-Jun-2031                              0
                                  16-Jun-2031                         21,875
                                   1-Jul-2031                              0
                                  15-Jul-2031                              0
                                   1-Aug-2031                              0
                                  15-Aug-2031                         23,750
                                   2-Sep-2031                              0
                                  15-Sep-2031                        190,625
                                   1-Oct-2031                              0
                                  15-Oct-2031                              0
                                   3-Nov-2031                              0
                                  17-Nov-2031                         13,750
                                   1-Dec-2031                              0
                                  15-Dec-2031                         21,875
                                   2-Jan-2032                              0
                                  15-Jan-2032                              0
                                   2-Feb-2032                              0
                                  17-Feb-2032                         23,750
                                   1-Mar-2032                              0
                                  15-Mar-2032                        218,750
                                   1-Apr-2032                              0
                                  15-Apr-2032                              0
                                   3-May-2032                              0
                                  17-May-2032                         70,000
                                   1-Jun-2032                              0
                                  15-Jun-2032                         78,125
                                   1-Jul-2032                              0
                                  15-Jul-2032                              0
                                   2-Aug-2032                              0
                                  16-Aug-2032                              0
                                   1-Sep-2032                              0
                                  15-Sep-2032                         58,125
                                   1-Oct-2032                              0
                                  15-Oct-2032                              0
                                   1-Nov-2032                              0
                                  15-Nov-2032                         83,532
                                   1-Dec-2032                              0
                                  15-Dec-2032                        119,194
                                   3-Jan-2033                              0
                                  18-Jan-2033                              0
                                   1-Feb-2033                              0
                                  15-Feb-2033                              0
                                  22-Feb-2033                        123,805
                                  ------------------------------------------